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                                                                   EXHIBIT 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Sherwood Brands, Inc.


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-3/A of our report dated October 25, 2002, relating to the financial statements which appear in Sherwood Brands, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2002.


We also consent to the reference to our firm under the caption "Experts" in such Registration Statement.

                                          /s/ BDO Seidman, LLP

                                          BDO Seidman, LLP

Washington, D.C.

December 12, 2002